                           JETRONIC INDUSTRIES, INC.

                              4200 Mitchell Street

                        Philadelphia, Pennsylvania 19128

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                ----------------





    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jetronic Industries, Inc. (the "Company") will be held at Williamson's, Atop the GSB Building, Belmont and City Line Avenues, Bala Cynwyd, Pennsylvania, on September 26, 1996, at 1:00 p.m., for the purposes set forth below.

    1.   To elect two Directors, the term of such Director to be three years.

    2. To transact such other and further business as may properly come before the meeting or any adjournment thereof.

    A proxy statement and proxy are enclosed herewith. If you are unable to attend the Annual Meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.







                                           By Order of the Board of Directors



                                                     Peter J. Kursman
                                                         President









Dated:   Philadelphia, Pennsylvania
         July 24, 1996

                            JETRONIC INDUSTRIES, INC.
                              4200 Mitchell Street
                        Philadelphia, Pennsylvania 19128

                                ----------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                ----------------



    This proxy statement is furnished to the shareholders of Jetronic Industries, Inc. (herein called the "Company") in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Shareholders on September 26, 1996 or any adjournments thereof. This proxy statement was first mailed to Shareholders of the Company on or about July 29, 1996, accompanied by the Company's Annual Report to Shareholders for the fiscal year ended January 31, 1996.

    Only holders of Common Stock of record on the books of the Company at the close of business on July 24, 1996 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On that date, there were 3,604,499 shares of Common Stock outstanding. Each holder of record of Common Stock of the Company as of the Record Date will be entitled to one vote for each share of stock standing of record in his name, except that for the election of directors by Common Shareholders, shareholders shall be entitled to as many votes as shall equal the number of shares standing in their names multiplied by the number of directors to be elected, and they may cast all such votes for a single director or may distribute them among the number to be voted for. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected as directors.

    It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally and by telephone by officers, directors or other representatives of the Company. The total expenses of preparing, assembling and mailing the proxy statement and accompanying notice and form of proxy, which are estimated to be $20,000, will be borne by the Company. Such expenses may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and other custodians, nominees or other fiduciaries for forwarding such documents to shareholders.

    Each proxy delivered pursuant to this solicitation is revocable by the person giving it at any time before it is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares of Common Stock or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy unless the shareholder votes his shares of Common Stock in person at the Annual Meeting. Any notice revoking a proxy should be sent to the Assistant Secretary of the Company, Leonard W. Pietrzak, 4200 Mitchell Street, Philadelphia, Pennsylvania 19128.

    Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein and if no choice is specified, will be voted in favor of the nominees for Director and the proposals set forth herein.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

    The By-Laws of the Company were amended in 1975 to provide for a classified Board of Directors consisting of approximate equal classes, each to serve for a term of three years or until their successors shall have been elected and qualified. The proxies will be voted for the election of the following nominees. Should any nominee become unavailable for any reason before the meeting (which is not anticipated) the proxies will be voted for a substitute person to be selected by the Board of Directors of the Company.

                                       Principal Occupation           Director
    Director                Age      During the Past Five Years         Since
    --------                ---      --------------------------       --------

Daniel R. Kursman......     70       Chairman of the Board and           1951
                                      Treasurer
Leonard W. Pietrzak....     56       Vice President - Finance            1994

    The other directors who are presently serving, and who were elected previously for terms which have not expired are:

Term expires 1997

Peter J. Kursman.......     43       President (formerly Vice President) 1982
Herbert Myers (1)......     76       Certified Public Accountant         1968
William L. Weiss ......     67       Attorney in private practice        1973
- ---------------

(1) Herbert Myers retired from the Board in May 1996.

                          INFORMATION ABOUT MANAGEMENT

Executive Officers

    The following table contains information as to the Executive Officers of the Company.

                                                                        Officer
    Individual              Age             Position                     Since
    ----------              ---             --------                    -------
Daniel R. Kursman (1).      70       Treasurer                           1951
Peter J. Kursman (1)..      43       President                           1978
Leonard W. Pietrzak...      56       Vice President - Finance            1981

    All Executive Officers have held their present positions with the Company for at least five years, except for Peter J. Kursman who previously held the position of Vice President.
- ---------------

(1) Peter J. Kursman is the son of Daniel R. Kursman.

Security Ownership

    The following table contains information as to the number of shares of the Company's Common Stock, owned as of May 1, 1996, by each Director and by all Directors and Officers of the Company as a group. The information is based upon information furnished by the persons concerned.

       Individual or Number                Shares of Company Stock    Percentage
        of Persons in Group                  Owned Beneficially        of Class
       --------------------                -----------------------    ----------

Daniel R. Kursman....................             219,536                 6.1%
Herbert Myers........................                 483                  o
William L. Weiss.....................               1,464                  o
All Directors and Officers
  as a group (three in group)........             221,483                 6.1%
- ---------------

o   Less than 1%.

Management Remuneration

    The following table contains information with respect to the aggregate cash compensation paid by the Company during the fiscal year ended January 31, 1996 to the most highly compensated Executive Officers of the Company whose total cash consideration exceeded $100,000.

                                                                  All Other
Name & Principal Position (1)     Year     Salary    Bonus   Compensation (2)(3)
- -----------------------------     ----     ------    -----   -------------------
Daniel R. Kursman, Chairman
  of the Board, Treasurer
  and Director (4)                1996    155,872                      3,579
                                  1995    174,945                      2,934
                                  1994    171,474                      2,801

Peter J. Kursman, President
  and Director                    1996    143,295    40,588            3,527
                                  1995    142,622    31,616            2,957
                                  1994    140,899                      2,100

Leonard W. Pietrzak, Vice
  President - Finance and         1996     98,520                      3,259
  Director                        1995    104,078                      2,584
                                  1994    102,589                      1,540

(1) Does not include fees paid to William L. Weiss, general counsel to the Company, in the amount of $88,000. Mr. Weiss is a Director of the Company.

(2) Directors who are not employees of the Company receive $1,250 per meeting and employee-Directors receive $700 per meeting.

(3) The Company has a defined contribution pension plan and a profit sharing plan covering certain employees, including Officers (the "Jetronic Industries, Inc. Retirement and Profit Sharing Plans"). Contributions to the Profit Sharing Plan are made at the discretion of the Board of Directors and are limited to a maximum of 5.7% of eligible compensation of participants. Company contributions to the defined contribution pension plan are limited to .8% of a maximum of 4% of eligible contributions. Contributions made for the account of each individual during the fiscal year ended January 31, 1996 are included in the amounts reflected.

(4) Daniel R. Kursman is employed as Chairman of the Board under a contract expiring on March 31, 2000, at an annual salary of $225,000, plus a yearly bonus of 4 1/2% of the Company's annual pretax earnings.

Compensation Committee Report

    Decisions regarding compensation of the Company's executives are generally made by the two-member Stock Option and Compensation Committee (the "Compensation Committee") of the Company's Board of Directors. Each member of the Compensation Committee is a non-employee director.

    The compensation of the Company's Chief Executive Officer and other executive officers is comprised of annual salary and cash and stock incentives based on annual and long-term results of the Company. Annual increases, if any, are based on individual performance, level of responsibilities and the Company's overall performance.

                                PERFORMANCE GRAPH

    The following graph reflects a comparison of cummulative total returns for the Company's Common Stock during the five year period ended January 31, 1996 with the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.

    Dollars
250 ---------------------------------------------------------------------------
    |                                                                         |
    |                                                                         |
    |                                                                        o|
200 ---------------------------------------------------------------------------
    |                                                                        @|
    |                                                                         |
    |                                          @              @               |
150 ----------------------------#-------------#o--------------o----------------
    |                                                                         |
    |            o              o                                             |
    |            @              @                                             |
100 o@#------------------------------------------------------------------------
    |                                                         #               |
    |            #                                                            |
    |                                                                        #|
 50 ---------------------------------------------------------------------------
    |                                                                         |
    |                                                                         |
    |                                                                         |
  0 ---------------------------------------------------------------------------
  1991          1992           1993           1994           1995           1996


                      o = DJIA    @ = DIV TECH    # = JET

             1991       1992       1993       1994       1995       1996
             ----       ----       ----       ----       ----       ----
    DJIA      100        120        126        151        146        205
DIV TECH      100        108        115        165        148        198
     JET      100         73        154        154         82         64








    The above graph assumes $100 invested on January 31, 1991 in Jetronic Industries, Inc. Common Stock, the Dow Jones Industrial Average and the Dow Jones Industry Group Average for Diversified Technology.

Certain Transactions

    In March 1969, the Company loaned Daniel R. Kursman $50,000 at 7 1/2% interest (the prime interest rate on that date) due on demand in order to exercise stock options to purchase Common Stock of the Company. The loan is collateralized by the 25,000 shares so acquired which had a market value of $15,625 on May 1, 1996. In January 1972, the terms of this loan, together with certain other advances made to Mr. Kursman which aggregated $4,500 were modified to provide for repayment of the $54,500 in January 1973 at 6 1/4% interest (1% above the prime rate on that date). In January 1972, the Company made further personal advances to Mr. Kursman of $18,000 at 6% interest (1% above the prime rate on that date) due in January 1973. During January 1973, the aggregate of all such indebtedness amounting to $72,500 was consolidated with interest at the rate of 7% and provision was made for payment in January 1974 and extended annually to January 31, 1997. Consideration has been received and accrued interest receivable reduced as follows: December 1975 - $10,000; March 1980 - $16,152; December 1982 - $10,000. Payment of principal at January 31, 1996 in the amount of $73,000 has been extended until February 1, 1997. At January 31, 1996, the Company's effective rate for short-term borrowings was 11.44%. The differential between the rate charged and the Company's borrowing rate is not included in the remuneration table above. Mr. Kursman has undertaken to satisfy this obligation during the term of his current employment contract.

Board of Directors and Committees

    During the year ended January 31, 1996, the Board of Directors of the Company held four meetings. Each Director attended all of the meetings held in FY 1996. Daniel R. Kursman, Herbert Myers and William L. Weiss constitute the audit committee of the Board of Directors. The audit committee meets at least once a year and more frequently if required. The audit committee acts as a liaison between the Company's internal accounting staff and its independent accountants and reports to the Board of Directors with respect to financial reporting, financial practices and the adequacy of internal controls. William L. Weiss and Herbert Myers constitute the Stock Option and Compensation Committee. The Stock Option and Compensation Committee determines to whom options will be granted under the 1990 Incentive Stock Option Plan and reviews executive salaries and bonus awards.

                             CERTAIN SECURITY OWNERS

    The following table sets forth information concerning each person who, to the knowledge of the Company, was the owner on April 30, 1996 of more than 5% of the outstanding shares of the Company's Common Stock.

                                                             Number
    Title        Name and Address             Nature of        of     Percentage
   of Class          of Owner                 Ownership      Shares    of Class
   --------      ----------------             ---------      ------   ----------

Common Stock    Robert L. Gipson             Record and      426,517      11.8%
                61 Broadway                  Beneficially
                New York, NY

Common Stock    Daniel R. Kursman            Record and      219,536       6.1%
                191 Presidential Boulevard   Beneficially
                Bala Cynwyd, PA

                              SHAREHOLDER PROPOSALS

    Shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's Annual Meeting must submit the same to the Company on or before May 15 in the year in which the Shareholders' Meeting is to be held.

                             INDEPENDENT ACCOUNTANTS

    A representative of Asher & Company, Ltd., independent accountants for the Company for the year ended January 31, 1996, will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                                     GENERAL

    Management does not know of any other matters which may come before the meeting. However, if any other business comes before the meeting or any adjournment thereof, proxies will be voted in accordance with the discretion of the persons named therein.

    All shareholders are urged to complete, date and sign the accompanying form of proxy and return it in the enclosed envelope which requires no postage if mailed in the United States.





                                           By Order of the Board of Directors



                                                     Peter J. Kursman
                                                         President



July 24, 1996

                          JETRONIC INDUSTRIES, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Peter J. Kursman and Leonard W. Pietrzak, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Jetronic Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held September 26, 1996, and at any and all adjournments thereof, upon the following matters:

1. Election of Directors
   FOR ALL Nominees listed below*      WITHHOLD AUTHORITY
   (except as marked to the contrary   to vote for all nominees listed below [ ]
   below) [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below:
               [ ] Daniel R. Kursman    [ ] Leonard W. Pietrzak

2. Transaction of all such other business as may properly come before the meeting or any adjournments thereof.
                              (Please see reverse side)

   *For election of Directors, shareholders are entitled to as many votes as shall equal the number of shares of stock standing in their names multiplied by the number of Directors. You may cast all such votes for a single Director or may distribute them among the number to be voted for.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS (1) TO (2). IF NO SPECIFICATION IS MADE, SUCH STOCK WILL BE VOTED FOR SAID ITEM.

                                                     Dated:       , 1996
                                                     ------------------------
                                                      Signature of Shareholder
                                                     ------------------------
                                                      Signature of Shareholder

                                                     Please sign exactly as
                                                     name appears. For joint
                                                     account, each joint
                                                     owner should sign.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
              PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.